                                  EXHIBIT 99.1

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Commercial Federal Corporation (the "Company") as filed with the Securities and Exchange Commission on November 14, 2002 (the "Report "), I, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   By:  /s/ William A. Fitzgerald
                                      ---------------------------
                                       William A. Fitzgerald
                                       Chairman of the Board and Chief Executive
                                       Officer

Date: November 14, 2002